(HOLTER TECHNOLOGIES LETTERHEAD OMITTED)


                        EXCLUSIVE DISTRIBUTION AGREEMENT

                       "UV systems for water disinfection"

         Between:

         Laboratory of Impulse Technique (L.I.T.) ZAO., a company organized and existing under the laws of Russia and having its registered office at 9, Institutskiy Per, Dolgoprudny, Moscow Region, Russia 141700, and its principal place of business at 44, Krasnobogatyrskaya Str., Moscow 107076, Russia, in the person of Director Mr. S. Kostiouchenko, acting on the basis of the power of Attorney No.98-10-20-1 dd. 20.10.1998 on the one party hereinafter called "LIT,

         and

         PHILAQUA Aufbereitungstechnik GmbH, a company organized and existing under the laws of Germany and having its offices at, Beisenstrasse 39-41, D-45964 Gladbeck, Germany, in the person of the Director Prof. Dr. H. Holler and Director Dr. O. Leitzke, acting on the basis of the Statutes of the company, on the other party, hereinafter called "PHILAQUA".

         Hereafter respectively or together called as the context requires the "Party/Parties".

         ARTICLE 1 - DEFINITIONS

         In this Agreement, the following terms shall bear the following meanings Unless the context clearly indicates otherwise:

         1.1. "Territory" means world regions where the terms of this exclusive Agreement are valid and which are specified in the Annex 1 to this Agreement. The Territory contents are subject to change by written approval of both Parties.

         1.2. "Products" means those UV-based water treatment devices as listed in Annex 2 of this Agreement and such other products the Parties may from time to time decide upon prior written approval. Such decision may only be evidenced by express written agreement duly executed by the Parties. 1.3. ,,Trademarks" means registered under the name of LIT or PHILAQUA trademarks which are agreed to b8 used for the Products according to the terms of this Agreement.

         ARTICLE 2. PURPOSE OF THE AGREEMENT AND REPRESENTATION

         2.1. PHILAQUA hereby agrees to procure Products exclusively from LIT and to take delivery of tile Products from LIT and to distribute the same according to the terms of this Agreement.

         2.2. LIT hereby authorizes PHILAQUA, under the conditions set forth in this Agreement, to distribute Products under the Trademarks in the Territory.

         2.3. During the terms of this Agreement LIT undertakes not to supply Products to other distributors in the Territory. in case LIT receives an order for delivery of Products from third parties in the Territory, which are not caused by the marketing activity of Philaqua, as an exception, LIT may sell the Products directly to these third parties upon preliminary written agreement of such sale with Philaqua. LIT will inform PHILAQUA about every third party which is acting in the Territory and which contacts LIT directly with the intention to buy the Products.

         2.4. During the terms of this Agreement PHILAQUA undertakes not to sell Products outside the Territory. If the Parties consider it to be necessary, PHILAQUA will undertake the sales of Products outside the Territory. Such decision should be confirmed in written by both Parties.

         2.5. This Agreement shall not confer on PHILAQUA any right or authority to assume obligations in the name of or on account of LIT, PHILAQUA shall not make any representations or warranties with respect to Products except as it is expressly provided herein or as it may be subsequently authorized in writing by LIT.

         2.6. PHILAQUA is not allowed in any kind to act on behalf of LIT unless this is specifically agreed upon in writing by LIT.

         2.7. LIT is not allowed in any kind to act on behalf of PHILAQUA unless this is specifically agreed upon in writing by PHILAQUA.

         2.8. PHILAQUA shall be deemed at all times to be an independent contractor and nothing contained herein shall be deemed to create any agency or other relationship of any kind between PHILAQUA and LIT.

         2.9 PHILAQUA represents and agrees that it shall not procure Products (in the form of kits or otherwise) from any party other than LIT without prior written consent of LIT.

         2.10. LIT guarantees that the Products under this Agreement meet all standards and requirements of DVGW and CE and which are specified in the technical documentation and manuals for the Products. Annex 5 will specify the minimal technical requirements of the products. The parties agreed to sign this Annex by the 31. January 1999. To this extent, PHILAQUA agrees to inform LIT timely and actively in a written form of all applicable standards, norms and laws, etc. in the Territory and of any changes of such, whatsoever.


         2.11. PHILAQUA represents that it is perfectly familiar with the features and capabilities of Products, and that it shall perform its undertakings under this Agreement.

         ARTICLE 3 - MARKETING AND DISTRIBUTION OF PRODUCTS

         3.1. PHILAQUA shall devote its best efforts to promote the sale of Products throughout the Territory. PHILAQUA shall market and sell Products as it considers appropriate, according to commonly accepted commercial practices.

         3.2. Without limiting the generality of the foregoing, PHILAQUA's duties shall include:


         3.2.1.Carrying  out  appropriate   advertising  and  promotion  of  the
         Products In the Territory at its own cost;

         3.2.2.Maintaining adequate inventory levels of Products; in particular, PHILAQUA shall keep on hand a minimum stock of each type of Product and spare parts therefor, as determined by PHILAQUA in consultation with LIT, corresponding to the probable sales and servicing requirements for the next succeeding six months, or such other period of time as the parties consider reasonable with respect to market conditions. PHILAQUA will ensure that this stock is maintained in good condition and that all reasonable precautions are taken to prevent its deterioration. A detailed stock position will be communicated in writing to LIT periodically and at least by the end of each calendar quarter;

         3.2.3.Performing warranty and after-sales services of Products as set forth in Article 5 below;

         3.2.4.Causing a sufficient number of adequately trained and competent sales and technical (service) personnel to be available to ensure proper and full performance of all of its duties, obligations and responsibilities under this Agreement.

         3.2.5.Periodically advising LIT of any information which may be useful to LIT and/or its affiliates in the manufacture, promotion or servicing of Products, including information relating to volume of sales initiated and concluded, customer specifications, import regulations, safety codes or similar regulations in the Territory, in order to enable UT to improve Products according to market requirements, and copies of promotional and sale materials relating to Products, which are used by PHILAQUA or by its customers.

         3.3. LIT will perform research and development activities to improve the Products according to the changes in the regulations and standards in the Territory.

         3.4. Should PHILAQUA so request, LIT shall supply PHILAQUA with a reasonable amount of written or oral information concerning relevant technical and/or marketing questions. This information shall include service instructions and lists of spare parts.

         3.5. In all circumstances, PHILAQUA shall indemnify and hold LIT harmless against any claim, action, damage, loss or reasonable expense related to the use of Products sold by PHILAQUA, except for claims based upon the design or manufacture of the Products for which LIT shall be responsible. PHILAQUA shall have and keep, for the term of this Agreement, adequate insurance against any consequences of PHILAQUA's operations pursuant to this Agreement, shall hold LIT harmless against claims related thereto

         3.6. PHILAQUA agrees to give LIT the right upon request to visit PHILAQUA and/or affiliates and have access to all documents and stock related to this Agreement.

         ARTICLE 4. CERTIFICATIONS

         4.1. PHILAQUA shall obtain at its own expense all approvals, authorizations and certifications from all competent standards institutes, laboratories, government agencies or authorities of the Territory that may be required for importing, marketing or using Products, or which are reasonably necessary to the marketing and sale of Products. LIT shall make its best efforts to give PHILAQUA reasonable assistance in applying for and obtaining the same.

         4.2. PHILAQUA shall not sell to any distributor, dealer or agent any Product in any area where local regulations prohibit the sale of the same, including any area where any required approval, authorization or certification has not been obtained. In case of any doubts Philaqua will obtain written agreement from it's dealers, distributors or agents with the confirmation of the conformity of the Products to local regulations.

         ARTICLE 5. GUARANTEE

         5.1. As LIT does not have an appointed after-sales service network at its disposal in the Territory to effect guarantee and after-sales service itself, the prices quoted to PHILAQUA, as detailed in Annex 2, already include a discount of 2 % (two per cent) which shall be considered by the Parties as putting PHILAQUA in the position to effect a 1 (one)-year guarantee and after-sales-service for Products and thereby excluding any obligation of third parties on LIT to provide for or supply the same. All obligations on LIT by PHILAQUA concerning 1
         (one)-year warranty and after-sales-service are not effected by this.

         5.2. PHILAQUA shall establish and maintain for the term of this Agreement the technical staff referred to under Article 3.2.4. for the proper performance of the services described above, and shall promptly take action on all reasonable service requests concerning Products. PHILAQUA shall adequately and expeditiously perform all the tasks described under this Article 5, in order that Product users be satisfied and that reputations of both Parties be maintained thereby.

         5.3 In order to enable LIT to Improve its Product line and images of both Parties, PHILAQUA shall supply LIT with quarterly written reports on PHILAQUA's guarantee and after-sales activities undertaken pursuant to this Article 5.

         ARTICLE 6. ORDERS AND STOCK OF PRODUCTS.

         6.1. Parties agreed herein on the minimum planned sale of Products during the terms of this Agreement which is represented in the Annex 4.

         6.2. LIT shall make all reasonable efforts, within the limits of its plant capacity, production schedules and subject to the fulfillment of prior orders, to supply to PHILAQUA the Products during the terms of this Agreement, provided that PHILAQUA has placed the orders and made all payments as agreed under Article 7 below.

         6.3. PHILAQUA will place an order to LIT for each purchase of Products.

         6.4. LIT will undertake the obligations to manufacture and to prepare shipment of the Products after getting official order for the specified set of Products by sending an acknowledgement of order. Delivery time depends on the amount of the purchased products, can vary between 4 and 14 weeks as it is stated in the Annex 2.

         6.5. To ensure best service for the customer, Parties will create a Stock of Products and spare parts in the amounts to be agreed in the beginning of every calendar year. The Stock contents for the first year of this agreement is agreed as it is specified in the Annex 3. Position of the Stock will be chosen by PHILAQUA to be the most convenient.

         6.6. In order to fill initially the Stock of Products as specified in the Annex 3, Philaqua will place an order with LIT for the whole volume of equipment as mentioned in the Annex 3. The delivery time of this equipment will be not later than 12 weeks from the day of placing the order.

         6.7. In case Philaqua will receive a certain order from a customer for the Products which are in stock, it will place an order with LIT for these Products with a view to complete the stock. Time of such an order will be agreed upon by the Parties.

         ARTICLE 7. PRICES, PAYMENT AND PROCEDURE OF GETTING PRODUCTS

         7.1. Basic prices of the Products are agreed by the Parties as specified in the Annex2_ Basic prices are subject to change by written approval of both sides.

         7.2. Prices for the set of Products which will be ordered for the initial filling of the Stock (as specified in Annex 3) are agreed to be 85(degree)k of the basic prices specified in the Annex 2 of this Agreement.

         7.3. All prices are quoted on the basis of FICA Moscow conditions (Incoterms 1990).

         7.4. PHILAQUA will pay 100% of the amount of ordered Products within 10 (ten) days after receiving the shipment but not later than 20 (twenty) days after receiving from LIT the shipping documents (invoice and packing list)

         7.5. The date when the money is credited to the bank account of LIT will be considered as the date of payment.

         7.6. In case PHILAQUA will discover any faults o defects of the Products caused by improper manufacturing, it shall send a letter to LIT with the detailed description of the problems.

         7.7. LIT will admit the claims of defects within 30 days after receiving the Products by PHILAQUA. This does not concern the warranty claims according to Article 5 of this Agreement.

         7.8. LIT is obliged to repair all defects at its own expenses within 30 days after receiving the written information about the defects (according to ch. 7.7) from PHILAQUA.

         ARTICLE 8. INTELLECTUAL PROPERTY RIGHTS

         8.1 LIT has all rights on the "LIT" trademark, which is registered in Russia and in any other country where LIT considers it to be necessary. PHILAQUA has all rights on the _ "PHILIT" trademark, which is registered in Germany and in any other country where PHILAQUA considers it to be necessary.

         8.2 The Trademarks, PHILIT" and "LIT" are allowed to be used for the Products mentioned in the Annex to this Agreement. If one of the Parties wishes to use the Trademarks for any other purposes, written approval of the other Party should be obtained. The said use shall be in accordance with the shape, form and color as agreed by both Parties.

         8.3 LIT will give to PHILAQUA free license to us ,,LIT" trademark for the Products.

         8.4 PHILAQUA will give to LIT free license to us ,PHILIT" trademark for the Products.

         8.5. In conjunction with Products or the marketing thereof, PHILAQUA shall not use any trade names, trademarks or logo other than the "PHILIT" and/or "LIT" trademarks. PHILAQUA's obligation hereunder shall survive the expiration or termination of this Agreement. Use of free licenses terminates when this Agreement terminates or expires.

         8.6. No representation is made by LIT, expressly or by implication, that any Products used by, sold to, or to be sold by PHILAQUA will not infringe third party proprietary rights. Accordingly, LIT shall not be responsible, either directly or as an indemnitor of PHILAQUA or its vendees, for any consequence of any alleged, purported or established infringement of said third party's rights in connection with or resulting from said use or sale of Products.

         8.7. PHILAQUA will not apply to obtain any kind of intellectual property rights related to the Products in the Territory and beyond without prior written approval by LIT.

         8.8. If both Parties decide that it is needed for the better sales of the Products, they may apply and obtain additional intellectual property rights related to the Products in the countries inside the Territory according to a separate written agreement in each case. If one of the parties will not support to get intellectual property rights in the Territory for mutual ownership each Party is allowed to apply and obtain these rights by itself upon written. confirmation of the other Party.

         ARTICLE 9. TERMINATION

         9.1. This Agreement shall retroactively come into force on the date when it is signed by both parties, and, unless sooner terminated as hereinafter provided, shall remain in force until December 31, 2001. Subject to the PHILAQUA fulfilling its obligations and meeting the sales targets, this Agreement may be extended subject to terms and conditions to be agreed upon by the Parties hereto at least 3 (three) months prior to its expiration, it being understood that such renewal should be substantially similar to the terms and conditions of this Agreement.

         9.2. If either LIT or PHILAQUA do not have any longer the intention to extend this Agreement they have to inform the other Party 6 (six) months prior to its expiration at the least.

         9.3. Without limiting the generality of the foregoing, LIT may forthwith terminate this Agreement:

         9.3.1.If PHILAQUA fails (i) to take delivery as scheduled of any of its orders provided for under Article 6, (ii) to supply information requested in conformity with Article 3.2.2 and 3.7. or (iii) to make any payments as provided for in this Agreement;

         9.3.2.If PHILAQUA fails to fulfill the sales program as agreed in the Annex 4 to this Agreement.

         9.3.3.In the event of the bankruptcy, winding up or liquidation of PHILAQUA, whether voluntary or involuntary, or of the sale of substantially all of PHILAQUA's assets, or of taking over of PHILAQUA directly or indirectly by a third party.

         9.4. Without limiting the generality of the foregoing, PHILAQUA may forthwith terminate this Agreement

         9.4.1 If LIT violates the exclusivity right as specified in ch 2.3.

         9.4.2 If LIT does not fulfill its obligations as mentioned in ch. 2.10 and does not cooperate with PHILAQUA to eliminate problems which prevent from distribution of the Products in the Territory.

         9.4.3 If LIT fails its obligation concerning delivery time as specified in Annex 2.

         9.5. The rights and obligations of the parties upon expiration or early termination of this Agreement for any reason whatsoever (including, but not limited to, cancellation caused by court order), shall be as follows:

         9.5.1. PHILAQUA shall 9.5.1.1 Settle all payments for the Products according to the article 7 of this Agreement.

         9.5.1.2. Return to LIT within thirty (30) days of LIT's request all documents of any kind communicated to PHILAQUA by LIT, which contain any confidential information relating to Products, and likewise return all materials bearing the Trademark prepared by LIT, and destroy PHILAQUA prepared material bearing the Trademark;

         9.5.1.3. Cease any business or activity directly or indirectly connected with this Agreement except (i) for the guarantee and after-sales services explained under Article 5, and (ii) insofar as is necessary for the safe of the remaining inventory of Products.

         9.5.1.4. Cancel, within the shortest possible time, any insertion relating to Products, the Trademark or any tradenames of LIT in all telephone and trade or professional directories, and remove forthwith any signs or advertising referring to or in connection with Products, the Trademark or tradenames of LIT and, in general, refrain from holding forth thereafter in any manner whatsoever that PHILAQUA has, or has had, any connection with Products.

         9.5.2      LIT shall:

         9.5.2.1 Return to PHILAQUA within thirty (30) days of PHILAQUA's request all documents of any kind communicated to LIT by PHILAQUA, which contain any confidential information relating to Products, and likewise return all materials bearing the Trademark prepared by PHILAQUA, and destroy LIT prepared material bearing the Trademark;

         ARTICLE 10. GENERAL PROVISIONS

         10.1. Waiver
         Failure by either party on one or more occasions to avail itself of one or more provisions of this Agreement shall in no event be construed as a waiver thereof.

         10.2. Delayed Performance - Force Majeure
         Neither party shall be liable in any way because of any delay in performance hereunder which is due to unforeseen circumstances or causes beyond its control. including, but not limited to, strike; lockout; riot; war; fire; flood; changing in national regulations which can prevent from implementation of this Agreement.

         10.3. Notices
         All notices, summons and communications related to this Agreement shall be written do English and native language of the sender, and addressed by registered air mail to the other Party at its hereinabove set forth address, or any new address that has been notified In the same way. Each Party is entitled to disregard any text not written in English.

         10.6. Infringement of laws or regulations
         In case any provision of this Agreement infringes any applicable law or legally enforceable rule, said law or rule shall prevail, but only to the extent necessary to comply therewith, and the infringing provision shall be null and void to that extent, while the other provisions of this Agreement shall remain in full force and effect; In which case the parties shall then endeavor to replace any such infringing provision by mutually acceptable substitutes, in order that the balance of this Agreement remain unchanged to the extent permissible.

         10.7. Governing Law - Competence
         This Agreement, its interpretation, performance, or any breach thereof shall be governed by and construed according to Dutch law without reference to the rules on conflicts of laws, and in case of a disagreement that cannot be settled amicably, the Rotterdam arbitrage court, The Netherlands, exclusively, shall be competent.

         IN WITNESS WHEREOF the Parties have signed this Agreement on .Y2a o &cew6?F 1998 in duplicate in the Russian, German and English languages, the three texts being equally authentic. In case there is any divergence of interpretation between the Russian and German texts, the English text shall be operative.

         Correspondent addresses of the Parties:
         -----------------------------------------------------------------------
         L.I.T. ZAO.                            PHILAQUA Aufbereitungstechnik
         107076 Moscow, Russia                  GmbH
         Krasnobogatyrskaya str. 44             Beisenst. 39 -41
                                                D-45964 Gladbeck
         -----------------------------------------------------------------------
         Bank:                                  Bank
         Federal Bank for Innovations &         Commerzbank Gladbeck
         Development                            Account No. 82 88 666
         account No. 4070 2280 9000 0000 0001   BLZ: 360 400 39
         Corr. Bank: Commerzbank,
         Frankfurt/Main, Germany
         SWTFT: COBA DE FF
         Corr. Acc-No.: 4008864324 DEM
         -----------------------------------------------------------------------
         Signed:                                Signed:
         /s/ Sergei Kostiouchenko               /s/ Dr. H. Holter
         ------------------------               -----------------
         Name: Sergei Kostiouchenko             Name: Prof. Dr. H. Holter
         Title: Director                        Title: Director
         -----------------------------------------------------------------------
                                                Signed:
                                                /s/ Dr. O. Leitzke
                                                ------------------
                                                Name: Dr. O. Leitzke
                                                Title: Director
         -----------------------------------------------------------------------

         Annex 1.

         Territory under the EXCLUSIVE DISTRIBUTION AGREEMENT, UV systems for water disinfection.

         The Territory agreed by the Parties includes all the countries in the wood with exception of the countries of the former Soviet Union.

         Annex 2.

         List of Products under the EXCLUSIVE DISTRIBUTION AGREEMENT "UV systems for water disinfection":

         UV systems for disinfection of drinking water (PHILIT series according to Tablet). UV systems for disinfection of secondary effluent at the sewage water purification plants including packaged and open channel systems, spare parts for the mentioned UV systems. Table 1. UV Sterilizers of PHILIT series:

         -------------------------------------------------------------------------------------------
         No    Equipment description                                        Price           Delivery
                                                                            [DM]              Time
                                                                                             (weeks)
         -------------------------------------------------------------------------------------------
         1     UV Sterilizer PHILIT 5,                                      2300                4
               UV reactor of polished stainless steel, 6 m3/h water
               flow at 98% transmissivity, IP-65 plastic control
               cabinet, UV sensor, with control system and
               stainless steel connection box
               Options:
               Stainless steel control cabinet                              500
               Clearting system VB-2(2)                                     110
               Painted steel frame                                          120
               Stainless steel frame                                        300
               Spare lamp DB-75-2                                           50
               Spare quartz sleeve                                          36
         ------------------------------------------------------------------------------------------
         2     UV Sterilizer PHILIT 12,                                     3000                4
               UV reactor of polished stainless steel, 13.9 m3/h
               water flow at 98% transmissivity, IP-65 plastic
               control cabinet, UV sensor with control system and
               stainless steel connection box
               Options:
               Stainless steel control cabinet                              500
               cleaning system WB-2(2)                                      110
               painted steel frame                                          120
               stainless steel frame                                        300
               spare lamp DB-75-2                                           50
               spare oartz sleeve                                           36
         ------------------------------------------------------------------------------------------
         3     UV Sterilizer PHILIT 50,                                     5000                4
               UV reactor of polished stainless steel, 50 m3/h
               water flow at 98% transmissivity. IP-65 plastic
               control cabinet, UV sensor with control system told
               stainless steel connection box
               Options:
               Stainless steel control cabinet                              500
               cleaning system WB-5(2)                                      153
               painted steel frame                                          120
               stainless steel frame                                        300
               spare lamp DB-75-2                                           50
               spare uartz sleeve                                           36
         ------------------------------------------------------------------------------------------
         4     UV Sterilizer PHILIT 100,                                    6000                4
               UV reactor of polished stainless steel, 100 m3/h
               water flow at 98% transmissivity, IP-65 plastic
               control cabinet, UV sensor with control system and
         ------------------------------------------------------------------------------------------


         -------------------------------------------------------------------------------------------
         No    Equipment description                                        Price           Delivery
                                                                            [DM]              Time
                                                                                             (weeks)
         -------------------------------------------------------------------------------------------
               stainless steel connection box
               Options:
               Stainless steel control cabinet                              500
               cleaning system WB-5(2)                                      153
               painted steel frame                                          120
               stainless steel frame                                        300
               spare lamp DB-75-2                                           50
               spare quartz sleeve                                          36
         -------------------------------------------------------------------------------------------
         5     UV Sterilizer PHILIT 200,                                    11500               6
               UV reactor of polished stainless steel, 200 m3/h
               water flow at 98% transmissivity, IP-65 plastic
               control cabinet, UV sensor with control system and
               stainless steel connection box
               Options:
               Stainless steel control cabinet                              500
               cleaning system WB-5(2)                                      153
               painted steel frame                                          120
               stainless steel frame                                        300
               spare lamp DB-75-2                                           5O
               spare quartz sleeve.                                         36
         -------------------------------------------------------------------------------------------
         6     UV Sterilizer PHILIT 400,                                    22000               14
               UV reactor of polished stainless steel, 486 m3/h
               water flow at 98% transmissivity, IP-65 stainless
               steel control cabinet and connection box, UV
               sensor with control system
               Options:
               Cleaning system WB-5(2)                                      153
               Spare lamp DB-75-2                                           50
               Spare quartz sleeve                                          36
         -------------------------------------------------------------------------------------------
         7     UV Sterilizer PHILIT 800,                                    43000               14
               UV reactor of polished stainless steel, 1000 m3/h
               water flow at 99% transmissivity, IP-65 stainless
               steel control cabinet and connection box UV
               sensor with control system
               Options:
               Cleaning system WB-5(2)                                      153
               spare lamp DB-75-2                                           50
               spare quartz sleeve                                          36
         -------------------------------------------------------------------------------------------

         Delivery time means period of time between LIT receiving the order from PHILADUA and LIT informing PHIUIOUA that the order is completed and ready for shipment and sends the shipping documents (invoice and packing list).

         Annex3.

         Stuck  of  Products  in  Philaquft  under  Me  EXCLUSIVE   DISTRIBUTION
         AGREEMENT.UV systems for wafer disinfection" for the first year of the Agreement validity.

             1. Philit 5 - 5 pieces,
             2. Philit 12 - 5 pieces,
             3. Philit 50 - 2 pieces,
             a. Philit 100 - 2 pieces,
             5  Philit 200 - 1 piece.
             6. Spare lamps DB-75 - 50 lamps,
             7. Spare quartz sleeves - 30 pieces,
             8. Cleaning system WB-2 - 2 pieces,
             9. Cleaning system WB-5 - 2 pieces.

         Annex4.

         The minimum volumes of sales to maintain the conditions of Exclusivity under the EXCLUSIVE DISTRIBUTION AGREEMENT "UV systems for water disinfection"

              Year                            Volume of purchase of
                                              Products from LIT
         -----------------------------------------------------------------------
              1999                              250 000 DM
              2000                            1 500 000 DM
              2001                            3 000 000 DM

         The aim of the parties is to achieve total volume of purchase of 5 Mio. DM dunng the mentioned three years.

         If PHILAQUA exceeds the specified volume for a given year the volume of excess will be added to the volume of the subsequent year.